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                                                                                                                        EXHIBIT 99.5
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                                  SPINNAKER-Registered Trademark- ADVISOR VARIABLE ANNUITY          SAFECO Life Insurance Company
    [SAFECO Logo]                     INDIVIDUAL DEFERRED VARIABLE ANNUITY APPLICATION              5069 154th Place NE
                                                                                                    Redmond, WA 98052-9669
                                                                                                    Telephone 1-877-472-3326
                                                                                                    TTY/TDD 1-800-833-6388
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                                            MINIMUM PURCHASE PAYMENT AMOUNTS
    Initial Purchase Payment:    $10,000

    Minimum Allocations to the Fixed Account Options:
         Dollar Cost Averaging (DCA) Fixed Account Option:     $5,000
         Guaranteed Interest Period Fixed Account Option:      $1,000 for each selected Guaranteed Period
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1.   OWNER
     INFORMATION           Name_____________________________________________________________________________________________________
                                               First                       Middle                           Last

                           Mailing Address__________________________________________________________________________________________
                                                   Street                         City                      State        Zip Code

                           Telephone (_____)________________________ Soc. Sec. #_____________________ Date of Birth_________________
     JOINT OWNER                                                                                                     Mo.   Day  Yr.
     (NON-QUALIFIED ONLY)
                           Name_____________________________________________________________________________________________________
                                               First                       Middle                           Last

                           Mailing Address__________________________________________________________________________________________
                                                   Street                         City                      State        Zip Code

                           Telephone (_____)________________________ Soc. Sec. #_____________________ Date of Birth_________________
                                                                                                                     Mo.   Day  Yr.
-------------------------- ---------------------------------------------------------------------------------------------------------
2.   ANNUITANT
     INFORMATION           Name__________________________________________________________________________   / / Male   / / Female
                                         First              Middle                    Last
     (NON-QUALIFIED ONLY)
                           Mailing Address__________________________________________________________________________________________
                                                   Street                         City                      State        Zip Code

                           Telephone (_____)________________________ Soc. Sec. #_____________________ Date of Birth_________________
                                                                                                                     Mo.   Day  Yr.
                                                  IF NO ANNUITANT IS SPECIFIED, THE OWNER WILL BE THE ANNUITANT.
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3.   TYPE OF ANNUITY       / / TSA      / / DEFERRAL TSA      / / TRANSFER FROM ANOTHER TSA
                                                                  / / Transfer TSA was an Annuity under IRC 403(b)

                           / / IRA      / / INDIVIDUAL RETIREMENT ANNUITY (IRA)
                                            / / Contribution for calendar year _________ to a  / / Regular IRA or  / / Roth IRA
                                            / / Rollover* from a   / / Regular IRA or    / / Roth IRA
                                            / / Transfer* from a   / / Regular IRA or    / / Roth IRA
                                            The taxable year for which I first made a Roth IRA contribution was ________.
                                            / / Convert my Regular IRA by rollover or transfer to a Roth IRA.
                                            / / Rollover* from a Qualified Retirement Plan or TSA
                                            SIMPLIFIED EMPLOYEE PENSION (SEP) IRA PLAN
                                            / / Salary Reduction (SARSEP).  Only available if plan established prior to 1997.
                                            SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE) IRA
                                            / / Rollover* from a SIMPLE IRA  Original date of SIMPLE IRA ___/___/_____

                           / / NON-QUALIFIED ANNUITY               / / 1035 Exchange.*

                           * MUST COMPLETE FORM LP-1185, ROLLOVER, TRANSFER, AND/OR EXCHANGE REQUEST.
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4.   TRANSFER &            ROLLOVER, TRANSFER, AND EXCHANGES
     REPLACEMENT           Will the annuity applied for here replace any annuity or life insurance from this or any other company?
     ANNUITY
                           / / Yes    / / No    If yes, give policy number and full company name:     Policy #:____________________

                           Company Name:____________________________________________________________________________________________
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                                                                   -Registered Trademark- Registered trademark of SAFECO Corporation
                                         -Registered Trademark- Spinnaker is a registered trademark of SAFECO Life Insurance Company

LPC-1161 3/00

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5.   BENEFICIARY
                           PRIMARY:  Name ______________________________________________________________   Percentage____________%
     (PLEASE ATTACH A                          First                 Middle                Last
     SIGNED AND DATED      Mailing Address________________________________________________________________________________________
     LISTING OF ANY                                Street                         City                      State        Zip Code
     ADDITIONAL NAMES.)    Soc. Sec. #______________________________ Date of Birth______________________    / / Male    / / Female
                                                                                     Mo.    Day   Yr.
                           Relationship to Owner__________________________________________________________________________________

                           CONSENT OF SPOUSE REQUIRED FOR ERISA PLAN PARTICIPANT NAMING A NON-SPOUSE PRIMARY BENEFICIARY: I
                           consent to the above designation of Beneficiary. I understand that if anyone other than me is designated as Primary Beneficiary on this form, I am waiving my right to receive benefits under the plan when my spouse dies.

                           Signature of Spouse_____________________________________________________________   Date _______________
                                                                                                                   Mo.   Day  Yr.
                           / / I am not married.

                           / / PRIMARY
                           / / CONTINGENT:  Name_________________________________________________________   Percentage___________%
                                                    First            Middle            Last
                           Mailing Address________________________________________________________________________________________
                                                   Street                         City                      State        Zip Code
                           Soc. Sec. #______________________________  Date of Birth_______________________  / / Male    / / Female
                                                                                      Mo.    Day     Yr.
                           Relationship to Owner__________________________________________________________________________________
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6.   INVESTMENT            INITIAL          SUBSEQUENT      INVESTMENT OPTION
     INSTRUCTIONS          -------          ----------      -----------------
                           _______%          _______%       SAFECO RST Bond
                           _______%          _______%       SAFECO RST Equity
     Choose one or more of _______%          _______%       SAFECO RST Growth Opportunities
     the following.  Whole _______%          _______%       SAFECO RST Money Market
     percentages only.     _______%          _______%       SAFECO RST Northwest
                           _______%          _______%       SAFECO RST Small Company Value
     TOTAL OF ALL          _______%          _______%       AIM V.I. Aggressive Growth
     PERCENTAGES MUST      _______%          _______%       AIM V.I. Growth
     EQUAL 100%.           _______%          _______%       American Century VP Balanced
                           _______%          _______%       American Century VP International
                           _______%          _______%       Dreyfus IP MidCap Stock
                           _______%          _______%       Dreyfus IP Technology Growth
                           _______%          _______%       The Dreyfus Socially Responsible Growth Fund, Inc.
                           _______%          _______%       Dreyfus VIF Appreciation
                           _______%          _______%       Dreyfus VIF Quality Bond
                           _______%          _______%       Federated High Income Bond Fund II
                           _______%          _______%       Federated Utility Fund II
                           _______%          _______%       Fidelity VIP Growth
                           _______%          _______%       Fidelity VIP III Growth & Income
                           _______%          _______%       Fidelity VIP III Growth Opportunities
                           _______%          _______%       Franklin Small Cap Fund - Class 2
                           _______%          _______%       Franklin U.S. Government Fund - Class 2
                           _______%          _______%       INVESCO VIF-Real Estate Opportunity Fund
                           _______%          _______%       J.P. Morgan U.S. Disciplined Equity
                           _______%          _______%       Scudder VLIF Balanced
                           _______%          _______%       Scudder VLIF International
                           _______%          _______%       Templeton Developing Markets Securities Fund - Class 2
                           _______%              N/A        SAFECO DCA Fixed Account Option / / 6 months  OR / / 12 months
                                                                   (PLEASE ALLOCATE DCA PERCENTAGES IN SECTION 8)
                                                            SAFECO Guaranteed Interest Period Fixed Account Option
                           _______%          _______%              1-Year Guaranteed Period
                           _______%          _______%              2-Year Guaranteed Period
                           _______%          _______%              3-Year Guaranteed Period
                           _______%          _______%              4-Year Guaranteed Period
                           _______%          _______%              ______-Year Guaranteed Period (AS APPROVED BY SAFECO LIFE.
                                                                   CONTACT YOUR REGISTERED REPRESENTATIVE OR SAFECO LIFE FOR THE
                                                                   AVAILABILITY OF LONGER GUARANTEED PERIODS.)
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     (CONTINUED)           Purchase Payments to the SAFECO Fixed Account Options will be allocated immediately upon receipt.
                           Purchase Payments to the variable Portfolios may be invested in the SAFECO RST Money Market Portfolio
     INVESTMENT            until the expiration of 15 days from the date the first Purchase Payment is received, and then will be
     INSTRUCTIONS          invested according to your investment instructions.

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7.   SYSTEMATIC            / / I would like to make regular Purchase Payments from my checking or savings account. I have
     INVESTING             completed Form LPS-5318 and am sending it in with this application. (Not available for TSA or 457
                           Plans.)

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8. TRANSFERS               / / I have chosen to allocate some or all of my initial Purchase Payment to the Dollar Cost Averaging
                           Fixed Account Option and elect to have monthly transfers made to the Portfolios listed below.

                           / / I have read the information in the Prospectus about the following scheduled transfers and would like to elect:

                           1.    / / DOLLAR COST AVERAGING: I elect to transfer $_________ (minimum $50) or _______% from the
                                 ______________________________________ Portfolio / / monthly / / quarterly to the Portfolios listed below.

                           2.    / / APPRECIATION SWEEP ($10,000 minimum account balance required): I elect to have the appreciation of the Money Market Portfolio transferred / / monthly / / quarterly / / annually to the Portfolios listed below.

                           3.    / / PORTFOLIO REBALANCING ($10,000 minimum account balance required): I elect to rebalance my
                                 Portfolios  / / quarterly  / / semiannually  / / annually.

                           ____%  SAFECO RST Bond                               ____%  Dreyfus VIF Quality Bond
                           ____%  SAFECO RST Equity                             ____%  Federated High Income Bond Fund II
                           ____%  SAFECO RST Growth Opportunities               ____%  Federated Utility Fund II
                           ____%  SAFECO RST Money Market                       ____%  Fidelity VIP Growth
                           ____%  SAFECO RST Northwest                          ____%  Fidelity VIP III Growth & Income
                           ____%  SAFECO RST Small Company Value                ____%  Fidelity VIP III Growth Opportunities
                           ____%  AIM V.I. Aggressive Growth                    ____%  Franklin Small Cap Fund - Class 2
                           ____%  AIM V.I. Growth                               ____%  Franklin U.S. Government Fund -
                           ____%  American Century VP Balanced                           Class 2
                           ____%  American Century VP International             ____%  INVESCO VIF-Real Estate Opportunity Fund
                           ____%  Dreyfus IP MidCap Stock                       ____%  J.P. Morgan U.S. Disciplined Equity
                           ____%  Dreyfus IP Technology Growth                  ____%  Scudder VLIF Balanced
                           ____%  The Dreyfus Socially Responsible              ____%  Scudder VLIF International
                                  Growth Fund, Inc.                             ____%  Templeton Developing Markets Securities
                           ____%  Dreyfus VIF Appreciation                             Fund - Class 2
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9.   TELEPHONE             I, _____________________________________________ , hereby authorize SAFECO Life Insurance Company
     TRANSFER              (SAFECO) to accept and act on telephone instructions from me or any person(s) listed below regarding the
     AUTHORIZATION         transfer of funds between, or change in the percentage of my allocations among, portfolios of my variable annuity contract. This authorization will remain in effect until SAFECO receives written revocation from me.

                           SAFECO will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. SAFECO reserves the right to refuse telephone instructions from any caller when unable to confirm to SAFECO's satisfaction that the caller is authorized to give those instructions.

                           To transfer by telephone, call SAFECO at 1-877-4SAFECO (472-3326). All telephone transfer calls will be recorded. You or your authorized third party will be required to provide the identification information listed below. Written confirmation of transfer transaction(s) will be mailed to you.

                           Unless otherwise indicated, this form does not permit anyone else to exercise discretionary authority to effect transactions on my behalf without obtaining my prior authorization. If you are unsure if you have this authority, please consult your broker/dealer.

                           ---------------------------------------------------------------------------------------------------------
                           PRINT OR TYPE FULL NAME OF AUTHORIZED THIRD PARTY

                           IDENTIFICATION INFORMATION:
                           My mother's maiden name is:___________________________________________ Account #:________________________
                                                                                                                   (if available)

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                           SIGNATURE OF OWNER                                                              DATE
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10.  STATEMENT OF          HAVE YOU RECEIVED A CURRENT PROSPECTUS?                        / / YES        / / NO
     OWNER(S)

                           FRAUD WARNING: Any person who knowingly and with intent to defraud any insurance company or other person files an application of insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

                           I declare that the statements and answers on this application are full, complete, and true, to the best of my knowledge and belief, and shall form a part of the annuity contract issued hereon. I understand and agree that any fees or taxes will be deducted from my contract value or purchase payment, as applicable.

                           I understand that when contract values and annuity payments are based on investment performance of the
                           Separate Account, the dollar amounts cannot be predicted or guaranteed. I also understand that withdrawals from the Guaranteed Interest Period Fixed Account Option before the end of the Guaranteed
                           Period will be subject to a market value adjustment that will increase or decrease the cash surrender benefit. Variable annuity contracts should be purchased for long-term retirement purposes.

                           ---------------------------------------------------------------   ---------------------------------------
                           Signature of Owner                                                Signed in City, State

                           ---------------------------------------------------------------   ---------------------------------------
                           Signature of Joint Owner (if applicable)                          Date
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11.  TSA INFORMATION       Employer Name _________________________________________________________________________________________

                           Address________________________________________________________________________________________________
                                                 Street                           City                  State            Zip Code

                           Please verify that the TSA Plan Information Sheet is on file with the SAFECO Life Home Office. This application cannot be processed without verification of Employer's eligibility to sponsor a 403(b)
                           Plan.

                           PLANS COVERED BY ERISA:
                           This employee has satisfied all eligibility requirements to receive contributions under our plan.
                           Furthermore, Joint & Survivor Annuity option disclaimers (if required by plan) are on file with the
                           Plan Administrator.

                           ---------------------------------------------------------------------------         ---------------------
                           Plan Administrator Signature                                                         Date

                           CONTRIBUTION FREQUENCY:
                           / / Annual (01)             / / Bi-Weekly (26)          Deductions will begin the month of:
                           / / Quarterly (04)          / / Weekly (52)             _________________________________________________
                           / / Monthly (12)            / / 10 Pay Periods          Month(s) to exclude:
                           / / Semi-Monthly (24)                                   _________________________________________________
                           / / Other: ________________________________________     Contribution per pay frequency:
                                                                                       $____________________________________________
                           SOURCE OF CONTRIBUTION:                                 Anticipated annual contributions:
                           / / Employee Salary Reduction                               $____________________________________________
                           / / Employer                                                          (Amount must be provided)
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12.  REGISTERED            To the best of my knowledge, the annuity applied for here / / DOES / / DOES NOT replace any life
     REPRESENTATIVE        insurance or annuity in this or any other company. I hereby certify that I witnessed the signature(s)
     INFORMATION           above and that the answers to the questions above are true to the best of my knowledge and belief.

                           -----------------------------------------------------------    ---------------------------------  -------
                           Registered Representative's Name                                Stat #                               %

                           -----------------------------------------------------------    ---------------------------------  -------
                           Registered Representative's Name                                Stat #                               %

                           -----------------------------------------------------------    ------------------------------------------
                           Agency                                                          State/Location ID #

                                                                                          (     )
                           -----------------------------------------------------------    ------------------------------------------
                           Registered Representative's Signature                          Telephone Number
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